UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

SG MORTGAGE SECURITIES, LLC (as depositor under a Pooling and Servicing Agreement, dated as of March 24, 2006, providing for, inter alia, the issuance of SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1)

SG MORTGAGE SECURITIES, LLC,

on behalf of SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1

(Exact name of registrant as specified in its charter)

Delaware	333-125307-02	20-2882635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas New York, New York	10020
(Address of principal executive office)	(Zip Code)

(212) 278-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.	Other Events.

On May 11, 2006, the Registrant caused the issuance and sale of SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1, Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class CE, Class P, and Class R Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006, among the Registrant, Wells Fargo Bank, N.A., as Servicer, as Master Servicer, as Custodian, and as Securities Administrator and HSBC Bank USA, National Association, as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of March 24, 2006, among the Registrant, Fremont Investment & Loan, as Responsible Party, and SG Mortgage Finance Corp., as Seller. A Swap Agreement, dated May 11, 2006 was entered into by Bear Stearns Financial Products Inc., as the swap provider and HSBC Bank USA, National Association, as trustee.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1	Pooling and Servicing Agreement and the exhibits thereto, dated as of March 24, 2006, among the Registrant, Wells Fargo Bank, N.A., as Servicer, as Master Servicer, as Custodian, and as Securities Administrator and HSBC Bank USA, National Association, as Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of March 24, 2006, among the Registrant, Fremont Investment & Loan and SG Mortgage Finance Corp.

10.3	Swap Agreement, dated May 11, 2006, between Bear Stearns Financial Products Inc. and HSBC Bank USA, National Association.

10.4	Assignment and Recognition Agreement, dated as of March 24, 2006, among the Registrant, HSBC Bank USA, National Association, as Trustee, and SG Mortgage Finance Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG MORTGAGE SECURITIES, LLC

By:	/s/ Arnaud Denis
Name:	Arnaud Denis
Title:	President

Dated: May 24, 2006

Exhibit Index

Exhibit No.	Description
10.1	Pooling and Servicing Agreement and the exhibits thereto, dated as of March 24, 2006, among the Registrant, Wells Fargo Bank, N.A., as Servicer, as Master Servicer, as Custodian, and as Securities Administrator and HSBC Bank USA, National Association, as Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of March 24, 2006, among the Registrant, Fremont Investment & Loan and SG Mortgage Finance Corp.

10.3	Swap Agreement, dated May 11, 2006, between Bear Stearns Financial Products Inc. and HSBC Bank USA, National Association.

10.4	Assignment and Recognition Agreement, dated as of March 24, 2006, among the Registrant, HSBC Bank USA, National Association, as Trustee, and SG Mortgage Finance Corp.